Withdrawal from Russian oil and gas activities	12 Months Ended
Dec. 31, 2022
Interest in other entities [Abstract]
Withdrawal from Russian oil and gas activities	Withdrawal from Russian oil and gas activities
Following the invasion of Ukraine by Russia, Shell announced in the first quarter of 2022 its intent to:
▪withdraw from its ventures in Russia with Gazprom and related entities, and to end its involvement in the Nord Stream 2 pipeline project;
▪withdraw from its service station and lubricants operations in Russia; and
▪withdraw in a phased manner from its involvement in all Russian hydrocarbons, including crude oil, petroleum products, gas and LNG, aligned with new government guidance.
Since these announcements:
▪Shell stopped all spot purchases of Russian crude, liquefied natural gas, and of cargoes of refined products directly exported from Russia. Shell has not renewed any long-term contracts for Russian crude, but was still legally obliged to take delivery of crude bought under contracts that were signed before the invasion.
▪All of Shell's long-term third-party purchases of Russian crude have stopped (when contractually allowed and all by the end of 2022).
▪All of Shell's contracts to purchase refined products exported from Russia have also ended.
▪Shell's two pipeline gas contracts terminated by the end of 2022.
6. Withdrawal from Russian oil and gas activities continued
▪Shell still holds two long-term LNG offtake contracts with Russian entities, accounted for as regular sales and purchase contracts.
The counterparty in one of these contracts stopped delivering cargoes to Shell in the third quarter of 2022.
▪Shell sold its service station and lubricants operations in Russia in the second quarter of 2022.
These actions led to recognition of net pre-tax charges of $4,170 million (post-tax: $3,804 million) in 2022. These were recognised in:

2022	$ million
Revenue	(468)
Share of profit of joint ventures and associates	(1,614)
Interest and other income/(expenses)	(1,116)
Selling, distribution and administrative expenses	(104)
Depreciation, depletion and amortisation	(695)
Other	(173)
Loss before taxation	(4,170)
Taxation credit	(366)
Loss for the period	(3,804)
In relation to the assets with a potential exposure to Shell's intended withdrawal from all Russian hydrocarbons, including those assets for which the above charges were recognised during the year, there is a $0.1 billion balance sheet carrying amount as at December 31, 2022.
Further details are provided below.
Integrated Gas
Sakhalin-2
Shell holds a 27.5% (minus one share) interest in Sakhalin Energy Investment Company Ltd. (SEIC). Other ownership interests were Gazprom 50% (plus one share), Mitsui 12.5% and Mitsubishi 10%. Up to March 31, 2022, this investment was accounted for as an associate applying the equity method. Following the first quarter announcements, the recoverable amount of the investment was estimated as the risk-adjusted dividends declared on Sakhalin's 2021 results, of which the first part was received in April 2022. This resulted in recognition of an impairment charge of $1,614 million in the first quarter 2022. Significant influence over the Sakhalin-2 investment was lost from April 1, 2022, with the resignation of Shell's executive directors and withdrawal of managerial and technical staff, leading to recognition, without financial impact, of the investment as a financial asset accounted for at fair value from that date, with subsequent changes in fair value recognised in other comprehensive income.
On June 30, 2022, a Russian Presidential Decree was passed requiring the transfer of all licences, rights and obligations of SEIC into a newly-created Russian company (LLC) that would assume the rights and obligations of SEIC. The decree stated that the foreign shareholders would be invited to apply for shares in that entity equivalent to their shareholding in SEIC. Following the receipt of dividends in the second quarter 2022 and the Presidential Decree, appropriate fair value adjustments to the investment value have been recognised, against other comprehensive income.
Shell understands that pursuant to the Presidential Decree, all licences, assets, rights and obligations of SEIC were purportedly transferred to the LLC on August 17, 2022. On September 1, 2022, Shell formally advised the Russian Federation (RFG) that it would not apply for shares in the LLC, that it objected to the purported transfers from SEIC to the LLC and that it reserved all rights and remedies. Shell understands the RFG has commenced a process to sell those shares in the LLC which Shell did not apply for. This process was expected to be completed in the first quarter 2023, but the decree was amended in January 2023 to remove the timeline. Pursuant to the Presidential Decree, the RFG is also expected to conduct an audit of 'the activities of foreign shareholders in SEIC and/or individuals', based on which the RFG will determine the 'amount of damage caused' and 'persons liable to indemnify it'. The carrying value of the investment is zero as at December 31, 2022.
Nord Stream 2
Shell is one of five energy companies which each committed to provide financing and guarantees for up to 10% of the total cost of the project, with the final loan instalments having been made in the second quarter 2020. Following the first quarter 2022 announcements, Shell assessed the recoverability of the loan to Nord Stream 2, leading to a full write-down in the first quarter 2022 of the loan amounting to $1,126 million. On September 26, 2022, one of the two Nord Stream 2 pipelines ruptured resulting in a gas leak and significant damage. Investigations are now under way to determine the cause of the rupture. The rupture had no financial impact, following the previous full write-down of the loan.
Upstream
Salym
Shell has a 50% interest in Salym Petroleum Development N.V. (Salym), a joint operation with GazpromNeft (GPN) that is developing the Salym fields in the Khanty Mansiysk Autonomous District of western Siberia. Shell consolidated its share in the joint operation. Following the first quarter announcements, Shell assessed the recoverability of the Salym carrying amounts, leading to full impairment amounting to $233 million in the first quarter 2022. In July 2022, the Shell directors of Salym resigned. Joint control was lost early in the third quarter 2022 and from that date Salym was accounted for as a financial asset at fair value, with a carrying value of zero. Pursuant to Russian legislative changes and court decisions in the second and third quarter 2022, the Russian branch of Salym was purportedly transformed into a Russian LLC (Salym Petroleum Development Limited Liability Company). All assets, rights and obligations of the Russian branch of Salym were purportedly transferred to that entity, of which Shell, purportedly, automatically held 50%. On March 3, 2023, Shell announced that it had completed the sale of its interest in Salym Petroleum Development Limited Liability Company to a subsidiary of GPN for which an agreement was signed on December 22, 2022.
6. Withdrawal from Russian oil and gas activities continued
Khanty-Mansiysk Petroleum Alliance partnership
Shell had a 50% interest in the Khanty-Mansiysk Petroleum Alliance partnership. Through this, Shell was a holder of a 50% interest in the CJSC Khanty-Mansiysk Petroleum Alliance. On February 22, 2023, Shell completed the sale of its interest in CJSC Khanty-Mansiysk Petroleum Alliance to a subsidiary of GPN for which an agreement was signed on December 22, 2022.
Gydan
Shell had a 50% interest in LLC Gydan Energy, a joint operation with GazpromNeft to explore and develop blocks in the Gydan peninsula, in north-western Siberia. This project is in the exploration phase, with no production. Following the first quarter announcements, Shell assessed the recoverability of the Gydan carrying amounts, leading to full impairment amounting to $153 million and other charges of $35 million in the first quarter 2022. During the second quarter 2022, all rights and obligations for Shell’s 50% interest were transferred to GazpromNeft with an insignificant impact on the income statement.
Marketing
Shell Neft’s retail network consisted of 240 sites owned by Shell Neft and 171 sites owned by dealers and Shell Neft operated a lubricant blending plant. Shell Neft was a 100% Shell-owned subsidiary and was fully consolidated until the date of the disposal. Following the first quarter 2022 announcements, Shell assessed the recoverability of Shell Neft carrying amounts, resulting in an impairment of non-current assets of $358 million and other charges of $236 million. In the second quarter 2022, Shell transferred all shares of Shell Neft to Lukoil leading to net charges of $83 million, including the release of currency translation losses ($343 million).
Other
Marked-to-market risk adjustments of $335 million related to long-term offtake natural gas contracts, an impairment of right-of-use assets of $114 million and other charges of $36 million were recognised in the first quarter 2022. In the second quarter 2022, further marked-to-market risk adjustments of $133 million were recognised following changes demanded to the contractual payment mechanism leading to the suspension by Gazprom of gas deliveries under these long-term offtake contracts. Finally, $140 million was recognised in income in the second quarter 2022 from the derecognition of lease liabilities following the termination of lease arrangements for which the right-of-use assets were impaired in the first quarter 2022.
In September 2021, Shell signed a binding novation agreement to take over a GasTerra gas supply contract with Gazprom Export LLC (Gazprom), with the transfer to take effect from October 1, 2022. Upon transfer and pursuant to the novation agreement, Shell recognised the transfer of a payable of approximately €1.3 billion ($1.4 billion) in respect of gas delivered by Gazprom to GasTerra in April and May of 2022. An equivalent receivable from GasTerra was recognised pursuant to the terms of the novation agreement. Gazprom ceased to supply gas to GasTerra at the end of May 2022. The gas supply contract terminated in December 2022.